Securities, 424I - Securities, 424I: 1	Mar. 27, 2026 USD ($)
Securities, 424I Table
Security Class Title	Grayscale Bitcoin Mini Trust ETF Shares
Aggregate Sales Price	$ 1,868,948,602.00
Aggregate Redeemed or Repurchased, FY	737,811,834.00
Aggregate Redeemed or Repurchased, Prior FY	0.00
Redemption Credits	0.00
Net Sales	$ 1,131,136,768.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 156,209.99